UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	November 25, 2014
(Date of earliest event reported)	November 25, 2014

ONE Gas, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 East Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 947-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08		Shareholder Director Nominations

To the extent applicable, the information in Item 7.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 7.01		Regulation FD Disclosure

On November 25, 2014, we announced that our 2015 annual meeting of stockholders (the “2015 Annual Meeting”) has been scheduled for May 21, 2015. In accordance with our Amended and Restated By-Laws, a stockholder who wishes to nominate a person for election to the board of directors by stockholders at the 2015 Annual Meeting must deliver notice to us at our executive office at 15 East Fifth Street, Tulsa, OK 74103, no later than the close of business on December 5, 2014. The notice must comply with and contain the information required by the rules and regulations of the Securities and Exchange Commission and our Amended and Restated By-Laws. In addition, the deadline for stockholder proposals under Rule 14a-8 of the proxy rules of the Securities and Exchange Commission is December 5, 2014; however, we note that in light of the fact that our separation from ONEOK, Inc. occurred on January 31, 2014, no stockholder of ONE Gas will meet the one year holding period requirement under Rule 14a-8 at that time and, accordingly, no stockholder will be eligible to make a Rule 14a-8 proposal in connection with the 2015 Annual Meeting. The Rule 14a-8 deadline for the 2016 Annual Shareholder Meeting will occur more than one year after the date of the separation from ONEOK, Inc. At that time, eligible shareholders will be entitled to make shareholder proposals in accordance with Rule 14a-8 for the 2016 Annual Shareholder Meeting. A copy of the news release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number	Description

99.1		News release issued by ONE Gas, Inc. dated November 25, 2014.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONE Gas, Inc.

Date:	November 25, 2014	By:	/s/ Curtis L. Dinan
Curtis L. Dinan Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	News release issued by ONE Gas, Inc. dated November 25, 2014.

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